UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2020

BBQ HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Minnesota	001-39053	83-4222776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

(Address of principal executive offices) (Zip Code)

12701 Whitewater Drive, Suite 290, Minnetonka, MN 55343

(952) 294-1300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

DAVE
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	BBQ	The Nasdaq Global Market

Indicated by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01.  Changes in Registrant’s Certifying Accountant.

(a)  Dismissal of Previous Independent Registered Public Accounting Firm

On April 16, 2020, the Audit Committee of the Board of Directors (the “Audit Committee”) of BBQ Holdings, Inc. (the “Company”) chose not to renew the engagement of Grant Thornton LLP (“Grant Thornton”), which was then serving as the Company’s independent registered public accounting firm, effective immediately.  The decision to dismiss Grant Thornton was approved by the Audit Committee.

Grant Thornton’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended December 29, 2019 and December 30, 2018 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years December 29, 2019 and December 30, 2018, and the subsequent interim period through April 16, 2020, there were (i) no disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to Grant Thornton’s satisfaction, would have caused Grant Thornton to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1(v) of Regulation S-K and the related instructions.

The Company provided Grant Thornton with a copy of the disclosures it is making in this Current Report on From 8-K and requested that Grant Thornton furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made herein.  A copy of Grant Thornton’s letter dated April 21, 2020 is filed as Exhibit 16.1 hereto.

(b)  Engagement of New Independent Registered Public Accounting Firm

On April 16, 2020, the Audit Committee approved the engagement of Schechter Dokken Kanter CPAs (“SDK”) to serve as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2020.  On April 20, 2020, the company entered into an engagement agreement with SDK, effective April 20, 2020.  The decision to appoint SDK was approved by the Audit Committee.

During the fiscal years ended December 29, 2019 and December 30, 2018, and the subsequent interim period through April 21, 2020, neither the Company nor anyone acting on its behalf has consulted with SDK regarding any of the matters described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.Financial Statements and Exhibits.

(d)Exhibits.

The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP to the Securities and Exchange Commission dated April 21, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BBQ HOLDINGS, INC.

Date: April 21, 2020	By:	/s/ James G. Gilbertson
Name: James G. Gilbertson
Title: Chief Financial Officer and Chief Operating Officer